Investments	9 Months Ended
Sep. 30, 2021
Investments, Debt and Equity Securities [Abstract]
Investments
5. Investments
Available-for-sale investments consist of fixed-income securities that are accounted for at fair value. Premiums and discounts paid on securities at the time of purchase are amortized over the period of maturity. The amortized cost and fair value of the available-for-sale investments and unrealized gains and losses were as follows (in thousands):

	December 31, 2019
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Corporate securities and commercial paper	$25,291	$64	—	$25,355
Asset-backed securities	660	—	—	660
Certificates of deposit	10,118	—	—	10,118
Total	$36,069	$64	—	$36,133
There were no available-for-sale investments at December 31, 2020. There were no other-than-temporary impairments recognized in accumulated other comprehensive income during all periods presented. Realized gains and losses on sales of available-for-sale securities were not material for all periods presented.
The contractual maturity of the available-for-sale investments were as follows (in thousands):

		December 31, 2019
	Less than 1 year	1 to 5 years	More than 5 years	Total
Corporate securities and commercial paper	$17,187	$8,168	$—	$25,355
Asset-backed securities	0	660	0	660
Certificates of deposit	8,120	1,998	0	10,118
Total	$25,307	$10,826	$—	$36,133
Other Investments
In March 2019, the Company purchased 3.4 million Series C Preference Shares of DogHero Ltd. (“DogHero”), an online marketplace for pet services in South America, for $5.0 million. The 3.4 million shares acquired represents 17% of DogHero’s fully diluted outstanding equity. In accordance with Accounting Standards Codification (“ASC”) 321, Investments – Equity Securities, the Company elected the measurement alternative to value this equity investment without a readily determinable fair value. The carrying amount of the investment is included in other noncurrent assets in the consolidated balance sheets. In accordance with ASC 321, for each reporting period, the Company completes a qualitative assessment considering impairment indicators to evaluate whether the investment is impaired.
In connection with the purchase of Series C Preference Shares, the Company also entered into a call option to purchase the remaining equity of DogHero at a defined exercise price within a two-year period after the initial investment.
In July 2020, the Company received notification that a letter of intent to acquire DogHero had been submitted. The Company was provided the option of receiving cash consideration of $3.0 million or share consideration in the acquiring company. The Company determined that the letter of intent was an indicator of impairment and recorded an impairment loss of $2.0 million, reducing the carrying amount of the investment to $3.0 million. In November 2020, the Company sold its investment and call option in DogHero for $2.9 million. As such, the Company recorded an additional impairment loss of $0.1 million upon disposal of the investment and its related carrying value.